UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 15, 2003
                                                 _______________


                                  Anacomp, Inc.
             ____________________________________________________
               (Exact name of registrant as specified in charter)


           Indiana                  001-08328                    35-1144230
________________________________________________________________________________
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



15378 Avenue of Science, San Diego, CA                                  92128
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (858) 716-3400
                                                   _______________


                                 Not Applicable
________________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.


   Exhibit
     No.       Description
   _______     ____________________________________
    99.1       Press Release dated August 15, 2003




Item 12.  Results of Operations and Financial Condition


On August 15, 2003 we issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


Pursuant to General Instruction B-6 of Form 8-K, this report and the exhibit are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Anacomp, Inc.



Date: August 15, 2003                  By:    /s/ Paul J. Najar
                                              ____________________________
                                              Executive Vice President,
                                              Administration and General Counsel

EXHIBIT INDEX



   Exhibit
     No.        Description
   _______      __________________________________


    99.1        Press Release dated August 15, 2003
